                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-44542, 333-62757, 333-30493, 333-04570,
333-87175, 333-2666 and 333-3615.

                                        Arthur Andersen LLP


New Orleans, Louisiana
November 29, 2000